UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

     CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported): May 13, 2002

                             Lumalite Holdings, Inc.
             (Exact name of registrantas specified in its charter)




       Nevada                     000-04846             82-0288840
       -------                    ---------             ----------
(State or other jurisdiction     (Commission File     (IRS Employer
         of incorporation)                Number)      Identification No.)




          2810 Via Orange Way, Suite B, Spring Valley, California 91978
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





     Registrant's   telephone   number,   including  area  code  (619)  660-5410





                                       N/A
         (Former name or former address, if changed since last report.)









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     Item 4. Change in  Registrant's  Certifying  Accountant  . On May 13, 2002,
Bierwolf, Nilson & Associates ("Bierwolf") the auditors for Lumalite Holdings, Inc., formerly Consil Corp. (the "Registrant"), were dismissed. Bierwolf's dismissal was not due to any disagreements or concerns with the Registrant or
its  operation,   accounting  and  financial   practices,   financial  statement
disclosure, or auditing scope or procedure. On this same date, the Board of Directors of the Registrant engaged Robison, Hill & Co. as its new independent accountants.

     The reports of Bierwolf on the financial statements for the fiscal year ended December 31, 2001contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to the uncertainty, audit scope or accounting principle, except that the reports of Bierwolf for the fiscal year ended December 31, 2001 contained an explanatory statement that the Registrant does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern.

     In connection with its audits for the fiscal year ended December 31, 2001, and through May 13, 2002, there have been no disagreements with Bierwolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Bierwolf would have caused them to make reference thereto in their report on the financial statements for such years.

     The Registrant has requested that Bierwolf furnish it with a letter addressed to the Securities and exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 10, 2002, is filed as Exhibit 16.1 to this Form 8-K/A.

     The Registrant engaged Robison, Hill & Co. As its new independent accountants as of May 13, 2002. During the two most recent fiscal years and through May 13, 2002, the Registrant has not consulted with Robison, Hill & Co. regarding either (I) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor was oral advice provided that Robison, Hill & Co. concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or any other event as set forth in
Item 304(a)(1)(iv) of Regulation S-B.

Item 7.  Exhibits

Exhibit No.     Description                                          Page
-----------     -----------                                          ----
16.1            Letter on Change in Accountants                        4









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Lumalite Holdings, Inc.


Date: October 10, 2002                 By:      /s/ Michael Jackson
                                       ----------------------------------------
                                       President and Director









































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Exhibit 16.1


October 10, 2002


Securities & Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549


Commissioners:

     We have read the statements made by Lumalite Holdings, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of the Form 8-K/A, as part of the Company's Form 8-K/A report dated October 10, 2002. We agree with the statements concerning our firm in such Form 8-K/A.

Very truly yours,



 /s/ Bierwolf, Nilson & Associates

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